UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

November 11, 2002

(Date of earliest event reported)

SANGSTAT MEDICAL CORPORATION
(Exact name of Registrant as specified in its charter)

Delaware	0-22890	94-3076-069
(State of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)

6300 Dumbarton Circle Fremont, CA 94555
(Address of principal executive offices)

(510) 789-4300
(Registrant’s telephone number, including area code)

Item 5.                     Other Events.

On November 11, 2002, SangStat Medical Corporation (the “Company”) issued a press release announcing that it had entered into a strategic collaboration with Therapeutic Human Polyclonals, Inc. (“THP”) to develop and commercialize humanized polyclonal antibodies.  In addition, the Company announced that Roland Buelow, Ph.D., Senior Vice President of Discovery Research, resigned from the Company to assume the position as Chief Scientific Officer for THP.  During a transition period, Dr. Buelow will continue to work part-time for the Company.  Timothy Fong, Ph.D., currently the Company’s Vice President for Discovery Research, will now take the leading role in directing the activities of the Company’s discovery research division.

A copy of the press release announcing these events is filed as exhibit 99.1 to this report.

Item 7.                     Exhibits.

(a)               Not applicable

(b)              Not applicable

(c)               Exhibits

Exhibit No.	Description
99.1	Press release dated November 11, 2002

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SANGSTAT MEDICAL CORPORATION

By:	/s/ Stephen G. Dance
Stephen G. Dance
Senior Vice President, Finance

Date: November 14, 2002

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated November 11, 2002